Morgan Stanley Dean Witter Insured                 Two World Trade Center,
Municipal Bond Trust                               New York, New York 10048
Letter to the Shareholders April 30, 2000

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25 basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of
5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Letter to the Shareholders April 30, 2000, continued








                         30-YEAR BOND YIELDS 1994-2000

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        03/31/97   5.90   7.10       83.10%
01/31/94   5.40   6.24      86.54%        04/30/97   5.75   6.94       82.85%
02/28/94   5.80   6.66      87.09%        05/30/97   5.65   6.91       81.77%
03/31/94   6.40   7.09      90.27%        06/30/97   5.60   6.78       82.60%
04/29/94   6.35   7.32      86.75%        07/30/97   5.30   6.30       84.13%
05/31/94   6.25   7.43      84.12%        08/31/97   5.50   6.61       83.21%
06/30/94   6.50   7.61      85.41%        09/30/97   5.40   6.40       84.38%
07/29/94   6.25   7.39      84.57%        10/31/97   5.35   6.15       86.99%
08/31/94   6.30   7.45      84.56%        11/30/97   5.30   6.05       87.60%
09/30/94   6.55   7.81      83.87%        12/31/97   5.15   5.92       86.99%
10/31/94   6.75   7.96      84.80%        01/31/98   5.15   5.80       88.79%
11/30/94   7.00   8.00      87.50%        02/28/98   5.20   5.92       87.84%
12/30/94   6.75   7.88      85.66%        03/31/98   5.25   5.93       88.53%
01/31/95   6.40   7.70      83.12%        04/30/98   5.35   5.95       89.92%
02/28/95   6.15   7.44      82.66%        05/29/98   5.20   5.80       89.66%
03/31/95   6.15   7.43      82.77%        06/30/98   5.20   5.65       92.04%
04/28/95   6.20   7.34      84.47%        07/31/98   5.18   5.71       90.72%
05/31/95   5.80   6.66      87.09%        08/31/98   5.03   5.27       95.45%
06/30/95   6.10   6.62      92.15%        09/30/98   4.95   5.00       99.00%
07/31/95   6.10   6.86      88.92%        10/31/98   5.05   5.16       97.87%
08/31/95   6.00   6.66      90.09%        11/30/98   5.00   5.06       98.81%
09/29/95   5.95   6.48      91.82%        12/31/98   5.05   5.10       99.02%
10/31/95   5.75   6.33      90.84%        01/31/99   5.00   5.09       98.23%
11/30/95   5.50   6.14      89.58%        02/28/99   5.10   5.58       91.40%
12/29/95   5.35   5.94      90.07%        03/31/99   5.15   5.63       91.47%
01/31/96   5.40   6.03      89.55%        04/30/99   5.20   5.66       91.87%
02/29/96   5.60   6.46      86.69%        05/31/99   5.30   5.83       90.91%
03/29/96   5.85   6.66      87.84%        06/30/99   5.47   5.96       91.78%
04/30/96   5.95   6.89      86.36%        07/31/99   5.55   6.10       90.98%
05/31/96   6.05   6.99      86.55%        08/31/99   5.75   6.06       94.88%
06/28/96   5.90   6.89      85.63%        09/30/99   5.85   6.05       96.69%
07/31/96   5.85   6.97      83.93%        10/31/99   6.03   6.16       97.89%
08/30/96   5.90   7.11      82.98%        11/30/99   6.00   6.29       95.39%
09/30/96   5.70   6.93      82.25%        12/31/99   5.97   6.48       92.13%
10/31/96   5.65   6.64      85.09%        01/31/00   6.18   6.49       95.22%
11/29/96   5.50   6.35      86.61%        02/29/00   6.04   6.14       98.37%
12/31/96   5.60   6.63      84.46%        03/31/00   5.82   5.83       99.83%
01/31/97   5.70   6.79      83.95%        04/30/00   5.91   5.96       99.16%
02/28/97   5.65   6.80      83.09%

Source: Municipal Market Data -- A Division of Thomson Financial Municipal
        Group and Bloomberg L.P.

PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Bond Trust (IMB) increased from $14.09 to $14.13 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.435 per share, the Trust's total NAV return was
3.78 percent. IMB's value on the New York Stock Exchange (NYSE) increased from $12.50 to $13.3125 per share during this period. Based on this change plus reinvestment of tax-free dividends, IMB's total market return was 10.21 percent. On April 30, 2000, IMB's share price was at a 5.79 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.0725 per share. The Trust's level of undistributed net investment income was $0.101 per share on April 30, 2000, versus $0.104 per share six months earlier.

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Letter to the Shareholders April 30, 2000, continued

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 11 long-term sectors and 42 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 5.8 years. Issues in the refunded bond category comprised 12 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. Current information on the portfolio's credit enhancements, sector distribution and geographic diversification is provided in the accompanying charts and tables. Optional call provisions, by year, with their respective cost (book) yields are also shown.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.04 per share to common share earnings. The yield on the Trust's only ARPS for the six-month period was 3.85 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.23 percent at the end of April. The ARPS series totaling $30 million represented 30 percent of net assets.


LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.


The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Letter to the Shareholders April 30, 2000, continued

may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2000, the Trust purchased and retired 3.3 percent of its common stock (169,100 shares) at a weighted average market discount of 10.54 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of Financial Highlights on page 17.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.


Very truly yours,



[GRAPHIC OMITTED]                          [GRAPHIC OMITTED]





CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Letter to the Shareholders April 30, 2000, continued



LARGEST SECTORS AS OF APRIL 30, 2000
(% OF NET ASSETS)

[GRAPHIC OMITTED]
TRANSPORTATION       21%
WATER & SEWER        18%
MORTGAGE             13%
REFUNDED             12%
EDUCATION             9%
IDR/PCR*              8%
ELECTRIC              8%
HOSPITAL              5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



CREDIT ENHANCEMENTS AS OF APRIL 30, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

[GRAPHIC OMITTED]
FGIC           36%
MBIA           37%
FSA            14%
AMBAC           8%
GNMA            5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.







                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                 APRIL 30, 2000







   ARIZONA ................       2.0%
   CALIFORNIA .............       8.5
   FLORIDA ................       2.3
   HAWAII .................       4.3
   ILLINOIS ...............       8.3
   INDIANA ................       3.7
   KANSAS .................       1.6
   MAINE ..................       4.9


   MASSACHUSETTS ..........       6.2%
   MICHIGAN ...............       5.5
   MISSOURI ...............       6.9
   NEBRASKA ...............       3.4
   NEW HAMPSHIRE ..........       8.5
   NEW JERSEY .............       0.0
   NEW MEXICO .............       3.9
   NEW YORK ...............       9.3


   NORTH CAROLINA .........       1.3%
   OREGON .................       1.6
   PENNSYLVANIA ...........       2.9
   SOUTH CAROLINA .........       6.8
   TEXAS ..................       1.6
   VIRGINIA ...............       4.0
   WASHINGTON .............       2.0
                                 ----
   TOTAL ..................      99.5%
                                 ====

     -----------------
     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Letter to the Shareholders April 30, 2000, continued





                      CALL AND COST (BOOK) YIELD STRUCTURE
                               APRIL 30, 2000

[GRAPHIC OMITTED]
                                                        WEIGHTED AVERAGE
                                PERCENT CALLABLE*       CALL PROTECTION: 5 YEARS


    10%    32%    5%     2%     0%     6%     13%    0%     6%     16%    10%
   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010+

                              YEARS BONDS CALLABLE


                                                        WEIGHTED AVERAGE
                                COST (BOOK) YIELD**     BOOK YIELD: 6.4%

[GRAPHIC OMITTED]

   7.4%   7.0%   6.6%   6.2%          6.1%   6.3%          5.4%   5.5%   5.8%
   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010+


*    % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 6.6% ON 5% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2002.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Portfolio of Investments April 30, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON    MATURITY
 THOUSANDS                                                                                   RATE       DATE         VALUE
-----------                                                                               ---------- ---------- --------------
            TAX-EXEMPT MUNICIPAL BONDS (97.6%)
            General Obligation (1.6%)
 $   2,000  California, Refg Dtd 10/01/98 (MBIA) ........................................ 4.50%      10/01/28    $ 1,586,900
 ---------                                                                                                       -----------
            Educational Facilities Revenue (9.2%)
     6,000  Massachusetts Health & Educational Facilities Authority, Boston University
              1991 Ser K & L (MBIA) ..................................................... 6.66       10/01/31      6,208,200
     2,000  New York State Dormitory Authority, St John's University Ser 1996 (MBIA)..... 5.70       07/01/26      1,939,040
     1,000  Pennsylvania Higher Educational Facilities Authority, Duquesne University
 ---------    Refg Ser A of 1991 (MBIA) ................................................. 6.75       04/01/20      1,016,280
                                                                                                                 -----------
     9,000                                                                                                         9,163,520
 ---------                                                                                                       -----------
            Electric Revenue (7.6%)
     4,000  Long Island Power Authority, New York, Ser 2000 A (FSA) (WI) ................ 0.00       06/01/20      1,219,600
     3,000  Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC) ....... 6.50       01/01/11      3,095,790
     1,500  South Carolina Public Service Authority, 1997 Refg Ser A (MBIA) ............. 5.00       01/01/29      1,266,990
     2,000  Snohomish County Public Utility District #1, Washington, 1993 Ser (FGIC)..... 6.00       01/01/18      2,013,540
 ---------                                                                                                       -----------
    10,500                                                                                                         7,595,920
 ---------                                                                                                       -----------
            Hospital Revenue (5.3%)
     2,000  Mesa Industrial Development Authority, Arizona, Discovery Health
              Ser 1999 A (MBIA) ......................................................... 5.875      01/01/16      2,029,120
     2,000  University of Missouri, Health Ser 1996 A (AMBAC) ........................... 5.50       11/01/16      1,938,860
     1,500  University of North Carolina, Hospitals at Chapel Hill Ser 1999 (AMBAC) ..... 5.00       02/15/24      1,307,670
 ---------                                                                                                       -----------
     5,500                                                                                                         5,275,650
 ---------                                                                                                       -----------
            Industrial Development/Pollution Control Revenue (7.8%)
     2,500  Jasper County, Indiana, Northern Indiana Public Service Co Collateralized
              Ser 1991 (MBIA) ........................................................... 7.10       07/01/17      2,605,100
     1,000  Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC) ....... 7.60       03/01/16      1,040,100
     1,000  Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) ................ 7.00       06/01/31      1,040,090
     3,000  New Hampshire Industrial Development Authority, Canal Electric Co (AMT)
 ---------    (FGIC) .................................................................... 7.375      12/01/20      3,100,140
                                                                                                                 -----------
     7,500                                                                                                         7,785,430
 ---------                                                                                                       -----------
            Mortgage Revenue - Multi-Family (3.0%)
     2,955  New York State Housing Finance Agency, 1996 Ser A Refg (FSA) ................ 6.10       11/01/15      3,016,819
 ---------                                                                                                       -----------
            Mortgage Revenue - Single Family (10.1%)
        40  Hawaii Housing Finance & Development Corporation, Ser 1989 A (AMT)
              (Bifurcated FSA) .......................................................... 7.70       07/01/29         40,409
       560  Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser B
              (AMT) (AMBAC) ............................................................. 7.80       06/01/22        575,047
     4,715  Maine Housing Authority, Ser 1991 A (Bifurcated FSA) ........................ 7.40       11/15/22      4,839,523
     1,185  Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
              (AMT) ..................................................................... 7.375      08/01/23      1,212,125

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE         VALUE
-----------                                                                            ----------- ------------- -------------
 $  3,300   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 & 2
              (AMT) .................................................................. 7.631%         09/10/30    $ 3,383,259
       20   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E
 --------     (MBIA) ................................................................. 7.65           10/01/16         20,266
                                                                                                                  -----------
    9,820                                                                                                          10,070,629
 --------                                                                                                         -----------
            Transportation Facilities Revenue (20.6%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT) (FGIC) ............................ 7.50           07/01/20      3,072,690
    3,000   Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) .......... 5.50           01/01/15      2,981,850
            Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
    2,000   Sub Lien Ser 1991 B (AMT) (MBIA) ......................................... 6.75           12/01/21      2,086,440
    2,000   Ser 1998 B (MBIA) ........................................................ 4.875          12/01/23      1,688,960
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC)** ..................... 6.806          11/01/17      5,375,050
    2,000   New York State Thruway Authority, Highway & Bridge Ser 1999 B (FGIC)...... 5.00           04/01/19      1,785,860
    2,000   Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC) .... 5.25           03/01/18      1,870,140
    2,000   North Texas Tollway Authority, Dallas North Tollway Ser 1998 (FGIC) ...... 4.75           01/01/29      1,629,300
 --------                                                                                                         -----------
   21,000                                                                                                          20,490,290
 --------                                                                                                         -----------
            Water & Sewer Revenue (18.3%)
    2,000   East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) ... 4.75           06/01/34      1,625,740
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ......................... 6.00           10/01/20      2,257,785
    1,200   Honolulu City & County, Hawaii, Wastewater Junior Ser 1998 (FGIC) ........ 5.25           07/01/17      1,125,012
    1,750   Detroit, Michigan, Water Supply Ser 1999 A (FGIC) ........................ 5.75           07/01/26      1,717,345
    2,000   St Louis, Missouri, Water Refg Ser 1998 (AMBAC) .......................... 4.75           07/01/14      1,789,840
    2,070   Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (AMBAC) ......... 5.25           05/15/17      1,947,704
    1,500   New York City Municipal Water Finance Authority, New York, 1999 Ser B
              (FSA) .................................................................. 5.00           06/15/29      1,285,425
    3,000   Charleston, South Carolina, Refg Cap Impr Ser 1998 (Secondary FGIC) ...... 4.50           01/01/24      2,396,220
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ................................. 5.875          11/01/20      4,015,600
 --------                                                                                                         -----------
   19,770                                                                                                          18,160,671
 --------                                                                                                         -----------
            Other Revenue (1.9%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA) ............................ 5.50           12/01/15      1,936,860
 --------                                                                                                         -----------
            Refunded (12.2%)
    5,000   Eastern Municipal Water District, California, Ser 1991 COPs (FGIC) ....... 6.50           07/01/01+     5,222,400
    5,000   Cook County, Illinois, Ser 1992 A (MBIA) ................................. 6.60           11/15/02+     5,299,350
    1,425   Port of Portland, Oregon, Portland International Airport Ser Seven B
 --------     (AMT) (MBIA) ........................................................... 7.10           07/01/12+     1,627,307
                                                                                                                  -----------
   11,425                                                                                                          12,149,057
 --------                                                                                                         -----------
  101,470   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $96,016,579) ...................................     97,231,746
 --------                                                                                                         -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON        MATURITY
 THOUSANDS                                                                                  RATE           DATE         VALUE
-----------                                                                             ------------   ------------ -------------
             SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (1.9%)
 $  1,900    Missouri Health & Educational Facilities Authority, Washington University
 ========      Ser D (Demand 05/01/00) (Identified Cost $1,900,000) ..................  5.80*%           09/01/30    $ 1,900,000
                                                                                                                     -----------
 $103,370    TOTAL INVESTMENTS (Identified Cost $97,916,579) (a)....................................         99.5%    99,131,746
 ========
             OTHER ASSETS IN EXCESS OF LIABILITIES .................................................          0.5        475,628
                                                                                                            -----    -----------
             NET ASSETS ............................................................................        100.0%   $99,607,374
                                                                                                            =====    ===========

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
WI      Security purchased on a "when-issued" basis.
+       Prerefunded to call date shown.
*        Current coupon of variable rate demand obligation.
** A portion of this security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,275,799 and the aggregate gross unrealized depreciation is $2,060,632, resulting in net unrealized appreciation of $1,215,167.


Bond Insurance:

AMBAC   AMBAC Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)



ASSETS:
Investments in securities, at value
  (identified cost $97,916,579) .........................................   $99,131,746
Cash ....................................................................        66,599
Receivable for:
   Interest .............................................................     1,829,604
   Investments sold .....................................................        15,000
Prepaid expenses ........................................................        37,919
                                                                            ------------
   TOTAL ASSETS .........................................................   101,080,868
                                                                            ------------
LIABILITIES:
Payable for:
   Investments purchased ................................................     1,254,360
   Dividends to preferred shareholders ..................................        88,602
   Investment management fee ............................................        28,951
   Shares of beneficial interest repurchased ............................         9,240
Accrued expenses ........................................................        92,341
                                                                            ------------
   TOTAL LIABILITIES ....................................................     1,473,494
                                                                            ------------
NET ASSETS ..............................................................   $99,607,374
                                                                            ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 600 shares outstanding) .............   $30,000,000
                                                                            ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 4,926,463 shares outstanding) .........................    68,278,225
Net unrealized appreciation .............................................     1,215,167
Accumulated undistributed net investment income .........................       496,485
Accumulated net realized loss ...........................................      (382,503)
                                                                            ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .........................    69,607,374
                                                                            ------------
   TOTAL NET ASSETS .....................................................   $99,607,374
                                                                            ============
NET ASSET VALUE PER COMMON SHARE
  ($69,607,374 divided by 4,926,463 common shares outstanding) ..........   $     14.13
                                                                            ============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)



NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $3,054,948
                                                   ----------
EXPENSES
Investment management fee .....................       175,462
Professional fees .............................        58,500
Auction commission fees .......................        56,096
Transfer agent fees and expenses ..............        11,891
Shareholder reports and notices ...............         8,932
Registration fees .............................         8,262
Trustees' fees and expenses ...................         7,649
Custodian fees ................................         7,015
Auction agent fees ............................         4,015
Other .........................................         6,602
                                                   ----------
   TOTAL EXPENSES .............................       344,424
Less: expense offset ..........................        (7,006)
                                                   ----------
   NET EXPENSES ...............................       337,418
                                                   ----------
NET INVESTMENT INCOME .........................     2,717,530
                                                   ----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................       (12,308)
Net change in unrealized appreciation .........        (4,228)
                                                   ----------
   NET LOSS ...................................       (16,536)
                                                   ----------
NET INCREASE ..................................    $2,700,994
                                                   ==========


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                          FOR THE SIX        FOR THE YEAR
                                                         MONTHS ENDED           ENDED
                                                        APRIL 30, 2000     OCTOBER 31, 1999
                                                       ----------------   -----------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................   $ 2,717,530          $  5,716,936
Net realized loss ..................................       (12,308)             (294,427)
Net change in unrealized appreciation ..............        (4,228)           (7,575,355)
                                                       ------------         ------------
   NET INCREASE (DECREASE) .........................     2,700,994            (2,152,846)
                                                       ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..........................................      (575,922)           (1,118,346)
Common .............................................    (2,175,429)           (4,752,063)
                                                       ------------         ------------
   TOTAL DIVIDENDS .................................    (2,751,351)           (5,870,409)
                                                       ------------         ------------
Decrease from transactions in common shares of
  beneficial interest ..............................    (2,127,785)             (531,923)
                                                       ------------         ------------
   NET DECREASE ....................................    (2,178,142)           (8,555,178)
NET ASSETS:
Beginning of period ................................   101,785,516           110,340,694
                                                       ------------         ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $496,485 and $530,306, respectively) ............   $99,607,374          $101,785,516
                                                       ===========          ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Notes to Financial Statements April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $2,960,068 and $2,088,800, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,679. At April 30, 2000, the Trust had an accrued pension liability of $43,676, which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution.

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.




              AMOUNT IN                       RESET           RANGE OF
 SHARES*     THOUSANDS*        RATE*          DATE        DIVIDEND RATES**
---------   ------------   ------------   ------------   -----------------
   600         $30,000       3.85%         07/06/00             3.85%

-----------------
 * As of April 30, 2000.
** For the six months ended April 30, 2000.

Subsequent to April 30, 2000 and up through June 2, 2000, the Trust paid dividends at a rate of 3.85% in the aggregate amount of $186,696.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:



                                                                                                              CAPITAL
                                                                                                              PAID IN
                                                                                                 PAR         EXCESS OF
                                                                                 SHARES         VALUE        PAR VALUE
                                                                             -------------   ----------   --------------
Balance, October 31, 1998 ................................................     5,137,563      $ 51,376     $ 70,886,557
Treasury shares purchased and retired (weighted average discount 10.16%)*        (42,000)         (420)        (531,503)
                                                                               ---------      --------     ------------
Balance, October 31, 1999 ................................................     5,095,563        50,956     $ 70,355,054
Treasury shares purchased and retired (weighted average discount 10.54%)*       (169,100)       (1,691)      (2,126,094)
                                                                               ---------      --------     ------------
Balance, April 30, 2000 ..................................................     4,926,463      $ 49,265     $ 68,228,960
                                                                               =========      ========     ============

-----------------
* The Trustees have voted to retire the shares purchased.

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $370,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:




     AMOUNT IN THOUSANDS
-----------------------------
2004         2005        2007
--------   --------   -------
$  48      $28          $294
=====      ===          ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:



    AMOUNT            RECORD             PAYABLE
   PER SHARE           DATE               DATE
--------------   ----------------   ----------------
$  0.0725         May 5,  2000       May 19, 2000
$  0.0725        June 9,  2000      June 23, 2000

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                                                   FOR THE SIX
                                                                                  MONTHS ENDED
                                                                                 APRIL 30, 2000*
                                                                          ----------------------------
                                                                                    (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period ....................................      $      14.09
                                                                               ------------
Income (loss) from investment operations:
 Net investment income ..................................................              0.55
 Net realized and unrealized gain (loss) ................................             (0.01)
                                                                               ---------------
Total income (loss) from investment operations ..........................              0.54
                                                                               ---------------
Less dividends from:
 Net investment income ..................................................             (0.43)
 Common share equivalent of dividends paid to preferred shareholders ....             (0.12)
                                                                               ---------------
Total dividends .........................................................             (0.55)
                                                                               ---------------
Anti-dilutive effect of acquiring treasury shares .......................              0.05
                                                                               ---------------
Net asset value, end of period ..........................................      $      14.13
                                                                               ===============
Market value, end of period .............................................      $      13.313
                                                                               ===============
TOTAL RETURN+ ...........................................................                10.21% (1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ..........................................................                 0.98%(2)(4)
Net investment income before preferred stock dividends ..................                 7.74%(2)
Preferred stock dividends ...............................................                 1.64%(2)
Net investment income available to common shareholders ..................                 6.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .................................      $        99,607
Asset coverage on preferred shares at end of period .....................                  331%
Portfolio turnover rate .................................................                    2%(1)



                                                                                     FOR THE YEAR ENDED OCTOBER 31*
                                                                          ----------------------------------------------------
                                                                               1999             1998               1997
                                                                          ------------- ------------------- ------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ....................................   $  15.64         $  15.53            $ 15.35
                                                                            --------         ----------          ---------
Income (loss) from investment operations:
 Net investment income ..................................................      1.11             1.20               1.20
 Net realized and unrealized gain (loss) ................................     (1.53)            0.11               0.16
                                                                            --------         ----------          ---------
Total income (loss) from investment operations ..........................     (0.42)            1.31               1.36
                                                                            --------         ----------          ---------
Less dividends from:
 Net investment income ..................................................     (0.92)           (0.99)             (0.96)
 Common share equivalent of dividends paid to preferred shareholders          (0.22)           (0.21)             (0.22)
                                                                            --------         ----------          ---------
Total dividends .........................................................     (1.14)           (1.20)             (1.18)
                                                                            --------         ----------          ---------
Anti-dilutive effect of acquiring treasury shares .......................      0.01                -                  -
                                                                            --------         ----------          ---------
Net asset value, end of period ..........................................   $  14.09         $  15.64            $ 15.53
                                                                            ========         ==========          =========
Market value, end of period .............................................   $  12.50         $  16.125           $ 16.00
                                                                            ========         ==========          =========
TOTAL RETURN\^ ..........................................................    (17.60)%             7.03%            20.62%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ..........................................................      0.91 %(3)          0.87% (3)          0.89%(3)
Net investment income before preferred stock dividends ..................      7.36 %             7.65%              7.80%
Preferred stock dividends ...............................................      1.44 %             1.37%              1.43%
Net investment income available to common shareholders ..................      5.92 %             6.28%              6.37%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .................................  $101,786          $  110,341          $ 109,806
Asset coverage on preferred shares at end of period .....................       338 %               367%               365%
Portfolio turnover rate .................................................        29 %                 6%                 2%



                                                                            FOR THE YEAR ENDED OCTOBER 31*
                                                                          ----------------------------------
                                                                               1996              1995
                                                                          -------------- -------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ....................................  $  15.41           $  14.16
                                                                           --------           ----------
Income (loss) from investment operations:
 Net investment income ..................................................     1.21               1.22
 Net realized and unrealized gain (loss) ................................    (0.17)              1.30
                                                                           --------           ----------
Total income (loss) from investment operations ..........................     1.04               2.52
                                                                           --------           ----------
Less dividends from:
 Net investment income ..................................................    (0.90)             (1.04)
 Common share equivalent of dividends paid to preferred shareholders         (0.22)             (0.23)
                                                                           --------           ----------
Total dividends .........................................................    (1.12)             (1.27)
                                                                           --------           ----------
Anti-dilutive effect of acquiring treasury shares .......................     0.02                  -
                                                                           --------           ----------
Net asset value, end of period ..........................................  $  15.35           $  15.41
                                                                           ========           ==========
Market value, end of period .............................................  $ 14.125          $  14.625
                                                                           ========          ==========
TOTAL RETURN+ ...........................................................      3.06 %            22.10 %
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ..........................................................      0.92 %             0.91 % (3)
Net investment income before preferred stock dividends ..................      7.85 %             8.16 %
Preferred stock dividends ...............................................      1.41 %             1.53 %
Net investment income available to common shareholders ..................      6.44 %             6.63 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .................................  $109,232          $ 110,718
Asset coverage on preferred shares at end of period .....................       363 %              369 %
Portfolio turnover rate .................................................         5 %                6 %

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.
(4) Does not reflect the effect of expense offset of 0.02%.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Insured Municipal Bond Trust
Revised Investment Policy (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.



MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
BOND TRUST




[GRAPHIC OMITTED]


SEMIANNUAL REPORT
APRIL 30, 2000